Exhibit 99.1

News Release

ON Semiconductor Announces New Capital Allocation Policy;

Board of Directors Approves $1 Billion Share Repurchase Program

Key Announcement Highlights:

•	ON Semiconductor expects to return approximately 80% of free cash flow less debt repayment to shareholders

•	ON Semiconductor Board of Directors has authorized approximately $1 billion for stock repurchases over a four year period

PHOENIX, Ariz. – December 01, 2014 – ON Semiconductor (Nasdaq: ONNN), driving energy efficient innovations, today announced that its Board of Directors has approved a capital allocation policy under which the company intends to return approximately 80 percent of free cash flow less repayments of long-term debt to shareholders, subject to a variety of factors, including the company’s strategic plans, market and economic conditions, and Board of Directors’ discretion. ON Semiconductor defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment of the company and its consolidated subsidiaries.

The Board of Directors also approved a new share repurchase program under the new policy. Under the new share repurchase program, the company intends to repurchase approximately $1 billion worth of its common shares over a four year period, subject to the same factors and considerations described above. The new stock repurchase program is effective today and the $300 million stock repurchase program announced in August of 2012 has been terminated.

“The new capital allocation policy demonstrates ON Semiconductor’s strong commitment towards efficient use of capital and maximizing shareholder value,” said Keith Jackson, president and CEO of ON Semiconductor. “We believe that at current levels, our stock offers compelling value, and therefore the repurchase program should deliver substantial value to our shareholders. The long term outlook for our business remains strong, driven by a robust design win pipeline, and we are confident in our ability to generate approximately $300 million to $400 million of annual free cash flow on a sustained basis in the near to mid-term.”

Based on the closing price of the company’s common stock as of November 28, 2014, the $1 billion repurchase program represents the potential repurchase of approximately 111 million shares or 25 percent of the weighted average diluted common shares outstanding at the end of the third quarter of 2014.

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About ON Semiconductor

ON Semiconductor (Nasdaq: ONNN) is driving energy efficient innovations, empowering customers to reduce global energy use. The company offers a comprehensive portfolio of energy-efficient power and signal management, logic, discrete and custom solutions to help design engineers solve their unique design challenges in automotive, communications, computing, consumer, industrial, LED lighting, medical, military/aerospace and power supply applications. ON Semiconductor operates a responsive, reliable, world-class supply chain and quality program, and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe, and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its Web site in this news release, such information on the Web site is not to be incorporated herein.

Cautions regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this document could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “should” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this document are made based on information available to us as of the date of this release, our current expectations, forecasts, estimates, and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenues and operating performance, poor economic conditions and markets (including current financial conditions), effects of exchange rate fluctuations, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at our customers and distributors, technological and product development risks, enforcement and protection of our intellectual property rights and related risks, risks related to the security of our information systems and secured network, availability of raw materials, electricity, gas, water and other supply chain uncertainties, our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers, variable demand and the aggressive pricing environment for semiconductor products, our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products, competitor actions including the adverse impact of competitor product announcements, pricing and gross profit pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses and realization of cost savings and synergies from restructurings, significant litigation, risks associated with decisions to expend cash reserves for various uses such as debt prepayment, stock repurchases or acquisitions rather than to retain such cash for future needs, risks associated with acquisitions and dispositions (including from integrating and consolidating and timely filing financial information with the Securities and Exchange Commission for acquired businesses and difficulties encountered in accurately predicting the future financial performance of acquired businesses), risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time, risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances/financials, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards, risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the Securities and Exchange Commission. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, our intentions with respect to our stock repurchase program and capital allocation policy may not be realized, and investors could lose all or part of their investment.

Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Additional Information about the New Stock Repurchase Plan and Where to Find It

For additional information, visit ON Semiconductor’s corporate website, www.onsemi.com, or for official filings visit the SEC website, www.sec.gov.

Contacts

Anne Spitza	Parag Agarwal
Corporate Communications / Media Relations	Senior Director - Investor Relations and Corporate Development
ON Semiconductor	ON Semiconductor
(602) 326-0071	(602) 244-3437
Anne.Spitza@onsemi.com	Investor@onsemi.com

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